EXHIBIT 10.2
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                  AMENDMENT TO SIRROM/MERGE AGREEMENT
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     FIRST AMENDMENT dated this 29th day of May, 1998 amending that certain agreement dated as of October 30, 1997 ("Agreement"), by and between Sirrom Funding Corporation ("Lender") and Merge Technologies Incorporated, a Wisconsin corporation ("Merge"). Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Agreement.

                               RECITALS
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     A.    Lender loaned $2,000,000 to Merge and in connection with such loan obtained a warrant to purchase up to 145,256 shares of Merge's Common Stock for nominal consideration.

     B. The Agreement provides among other things for the reduction in the number of shares purchasable per the warrant to 108,942 shares ("Lender Shares"), payment of a termination fee and for Merge to submit a registration statement for the registration of the Lender Shares, and use its best efforts to cause such registration statement to be declared effective, no earlier than 180 days following the initial closing of the initial public offering of the IPO of Merge's common stock.

     C. The Closing Date of the IPO was February 3, 1998 and Merge has met its obligations to date under the Agreement. The parties are desirous of extending the dates for the registration of the Lender Shares as set forth below.

     NOW THEREFORE, in consideration of the premises herein, payment of $1.00 from Merge to Lender, receipt of which is acknowledged, and other good and valuable consideration, the parties agree that the first sentence of Section 2d of the Agreement is amended and restated as follows:

     The Borrower shall file a registration statement under Form SB-2 no later than 165 days following the Closing Date, to register the Lender Shares and shall use its best efforts to cause such registration statement to be declared effective as quickly as possible, but in no event prior to 180 days following the Closing Date, and Lender further agrees to not sell, pledge, encumber or otherwise dispose of any of its Lender Shares or its interest in the Warrant or in any rights in said securities for a period of 180 days following the Closing Date.

     IN WITNESS WHEREOF, the undersigned have executed this First
Amendment as of the date first set forth above.

SIRROM FUNDING CORPORATION       MERGE  TECHNOLOGIES INCORPORATED

By:  /S/ John Dyslin

     Its: Vice President         /S/ William C. Mortimore, President


SIRROM CAPITAL CORPORATION

By:  /S/ John Dyslin, Vice President